                                                                     Exhibit 2.4

                       OMITTED SCHEDULES AND EXHIBITS TO
                         THE STOCK PURCHASE AGREEMENT
                          AMONG 1304516 ONTARIO INC.,
                     ROTHWELL SEEDS INTERNATIONAL COMPANY,
            AGRIBIOTECH, INC. AND GABRIEL A. EROS and MARY E. EROS
            ------------------------------------------------------

          Registrant will furnish to the Securities and Exchange Commission a copy of any of the following Schedules or Exhibits upon request.

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

Exhibits                            Description
--------                            -----------

Exhibit 3(b)                        Form of Escrow Agreement
Exhibit 3(c)                        Form of Lock-Up Agreement
Exhibit 3(d)(i)                     Form of Guarantee Agreement
Exhibit 3(d)(iii)                   Form of Security Agreement
Exhibit 3(e)(i), (ii) and (iii)     Non-Competition Agreements
Exhibit 3(f)                        Form of Employment Agreement
Exhibit 4(k)                        Leases of Real Property
Exhibit 9(h)                        Opinion of Counsel to Sellers and the Corporation
Exhibit 10(d)                       Opinion of Counsel to Buyer
Exhibit 10(g)(i) and (ii)           Non-Qualified Stock Option Agreements
Exhibit 20                          Rules for Arbitration
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

Schedules
---------
Schedule 4(b)(i)              Consents of Other Persons
Schedule 4(b)(ii)             Interest in Other Entities
Schedule 4(c)(i)              Legal Proceedings, Seller and/or Corporation as Party
Schedule 4(c)(ii)             Complaints, Claims, etc. from Customers, Purchasers, etc.
Schedule 4(c)(iii)            Claims Related to Products or Services
Schedule 4(d)                 Encumbrances
Schedule 4(e)                 Trademarks, Trade Names
Schedule 4(f)                 Patents, PVPA Certificates, etc.
Schedule 4(g)                 Financial Statements
Schedule 4(h)                 Material Adverse Changes
Schedule 4 (i)                Tax Matters
Schedule 4(k)                 Real Property Owned or Leased; Personal Property Leased
Schedule 4(l)                 Material Contracts
Schedule 4(p)                 Pension & Profit Sharing Plan
Schedule 4(q)                 Insurance Policies
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                                      -9-

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
Schedule 4(r)            Rights of Third Parties
Schedule 4(s)            Powers of Attorney
Schedule 4(w)            Compensation Plans
Schedule 4(x)            Governmental Licenses
Schedule 4(z)            Compliance with Laws
Schedule 4(aa)           Guarantees by Sellers of Obligations of the Corporation
Schedule 4(bb)           Benefits
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                                      -10-